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                                                                      Exhibit 10


                       ASSIGNMENT AND ASSUMPTION AGREEMENT


   This Agreement dated as of February 27, 1997 is between Koger Equity, Inc., a Florida corporation (the "Company"), AP-KEI Holdings, LLC, a Delaware limited liability company (the "Investor") and AREIF II Realty Trust, Inc., a Maryland corporation (the "Assignee").

   WHEREAS, under the terms of that certain Stock Purchase Agreement dated as of October 10, 1996 (the "Stock Purchase Agreement") by and between the Company and the Investor, the Investor Beneficially Owns 4,713,598 shares of Common Stock (the "Stock"), which are Permitted Securities under the Stock Purchase Agreement;

   WHEREAS, in connection with its transfer of the Stock to the Assignee, Investor desires to assign its rights under the Stock Purchase Agreement to the Assignee to the extent permitted in Section 9.4 thereof;

   WHEREAS, it is a condition to the validity of such assignment that the Assignee execute and deliver to the Company this Assignment and Assumption Agreement.

   NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledges, the parties agree as follows:

   1. Definitions. Capitalized terms are used herein with the meanings provided in the Stock Purchase Agreement.

   2. Assignment. Investor hereby transfers, assigns and sets over to Assignee all of its right, title and interest in and to, and its rights under, the Stock Purchase Agreement.

   3. Assumption. Assignee hereby agrees with the Company to assume and be bound by all of the obligations of Investor to the Company under the Stock Purchase Agreement. Assignee confirms to the Company that it is an Affiliate of Investor, as defined in the Stock Purchase Agreement.









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   IN WITNESS  WHEREOF,  the parties  hereto have  caused  this  Assignment  and
Assumption Agreement to be duly executed as of the day and year first above written.

                               KOGER EQUITY, INC.


                                            By   /s/ Victor A. Hughes, Jr.
                                                Name: Victor A. Hughes, Jr.
                                                Title:   Chairman and President


                                            AP-KEI HOLDINGS, LLC, as Investor

                                            By AP-MM KEI HOLDINGS, LLC,
                                                 its Managing Member

                                                 By KRONUS PROPERTY, INC,
                                                     its Managing Member


                                            By   /s/ Stuart F. Koenig
                                               Name: Stuart F. Koenig
                                               Title:   Vice President


                                 AREIF II REALTY TRUST, INC., as Assignee


                                            By    /s/ Stuart F. Koenig
                                                Name: Stuart F. Koenig
                                                Title:   Vice President




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